SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST
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TRANSAMERICA SERIES TRUST

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

December 10, 2012

This information statement (“Information Statement”) is being furnished to the owners of variable life insurance policies or variable annuity contracts invested in Transamerica PIMCO Tactical – Balanced VP (formerly, Transamerica Hanlon Balanced VP), Transamerica PIMCO Tactical – Conservative VP (formerly, Transamerica Hanlon Growth and Income VP) and Transamerica PIMCO Tactical – Growth VP (formerly, Transamerica Hanlon Growth) (each a “Portfolio” and collectively, the “Portfolios”).

This Information Statement provides information regarding the approval by the Portfolios’ Board of Trustees (referred to herein as the “Board” or “Trustees” or “Board Members”) of a new sub-advisory agreement on behalf of the Portfolios between Transamerica Asset Management, Inc. (“TAM” or “Adviser”) and a new sub-adviser, Pacific Investment Management Company, LLC (the “Sub-Adviser” or “PIMCO”). A copy of the new sub-advisory agreement with the Sub-Adviser is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

This Information Statement is provided in lieu of a proxy statement to shareholders of record of the Portfolios as of September 17, 2012 pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (“Independent Trustees”), without obtaining shareholder approval. Pursuant to the Order, however, each Portfolio has agreed to provide certain information about the new sub-adviser and new sub-advisory agreement to their shareholders.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolios’ website at http://www.transamericaseriestrust.com/pdf/2012/Info-Statement-Sept-2012.pdf until at least April 11, 2013. A paper or email copy of the Information Statement may be obtained, without charge, by contacting your Portfolio at 1-888-233-4339.

The new Sub-Adviser took over day-to-day management of each Portfolio on September 17, 2012. In connection with the change in sub-adviser, the name of the Portfolios changed as noted above. As discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated June 29, 2012, the Portfolios’ investment objectives, principal investment strategies and risks, and benchmark indices also changed and TAM’s advisory fee was reduced. TAM continues to serve as the Portfolios’ investment adviser.

The Notice of Internet Availability of the Information Statement is being mailed on or about December 10, 2012. The Portfolios will pay for the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to shareholders.

Transamerica Series Trust (“TST” or the “Trust”), is organized as a Delaware statutory trust. Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP are each a series of TST.

Shares of the Portfolios are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. For purposes of this Information Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in a Portfolio) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

The annual report of the Portfolios is sent to shareholders of record following the Portfolios’ fiscal year end. The Trust’s fiscal year end is December 31. The Portfolios will furnish, without charge, a copy of the annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the annual and semi-annual report of the Portfolios also are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

2

TRANSAMERICA PIMCO TACTICAL – BALANCED VP

(FORMERLY, TRANSAMERICA HANLON BALANCED VP)

TRANSAMERICA PIMCO TACTICAL – CONSERVATIVE VP

(FORMERLY, TRANSAMERICA HANLON GROWTH AND INCOME VP)

TRANSAMERICA PIMCO TACTICAL – GROWTH VP

(FORMERLY, TRANSAMERICA HANLON GROWTH VP)

each a series of Transamerica Series Trust

INFORMATION STATEMENT

On June 14, 2012, the Board of the Portfolios approved, at the Adviser’s recommendation, a New Sub-Advisory Agreement with the Sub-Adviser for the Portfolios. The Sub-Adviser took over day-to-day management of the Portfolios on September 17, 2012. In connection with the change in sub-adviser, the name of the Portfolios changed as noted above. As discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplement dated June 29, 2012, the Portfolios’ investment objectives, principal investment strategies and risks, and benchmark indices also changed and TAM’s advisory fee was reduced.

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

Background

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolios pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolios, (ii) selects and employs, subject to the review and approval of the Board, one or more sub-advisers to make the day-to-day investment selections for the Portfolios consistent with the Portfolios’ investment objectives, policies and restrictions, as stated in the Portfolios’ current registration statement, and (iii) reviews the sub-adviser’s continued performance.

No officer or Trustee of the Portfolios is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

Terms of the Prior Sub-Advisory Agreement

Prior to September 17, 2012, Hanlon Investment Management, Inc. (“Hanlon”) served as sub-adviser to the Portfolios. Hanlon is located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234.

Hanlon provided sub-advisory services to the Portfolios pursuant to an Investment Sub-Advisory Agreement between TAM and Hanlon (the “Hanlon Sub-Advisory Agreement”). As sub-adviser to the Portfolios, Hanlon was responsible for managing the assets of the Portfolios in a manner consistent with the terms of the Hanlon Sub-Advisory Agreement and the investment objective, strategies and policies of the Portfolios. The Hanlon Sub-Advisory Agreement was dated May 1, 2009 and was last approved by the Board, including a majority of the Independent Trustees, on June 13-14, 2012.

As discussed below under “Evaluation by the Board,” the Board authorized the Adviser to terminate the Hanlon Sub-Advisory Agreement, effective September 17, 2012, and to enter into the New Sub-Advisory Agreement with the Sub-Adviser. Effective September 17, 2012, the Adviser terminated the Hanlon Sub-Advisory Agreement and entered into the New Sub-Advisory Agreement with PIMCO on behalf of the Portfolios.

Comparison of the Sub-advisory Agreements

A description of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser appears below under the caption “New Sub-Advisory Fees.” A description of those fees paid by the Adviser to Hanlon appears below under the caption “Prior Sub-Advisory Fees.”

The New Sub-Advisory Agreement was approved by the Board on June 13-14, 2012 and was effective as of September 17, 2012. The New Sub-Advisory Agreement has an initial term of two years from the effective date. Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, of a vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios, or by the Board, as well as the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolios; (ii) may be terminated by TAM upon 60 days’ advance written notice to the Sub-Adviser, without the payment of any penalty; (iii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon written notice by TAM to the Sub-Adviser; and (iv) may be terminated at any time by the Sub-Adviser on 60 days’ written notice to the Adviser and the Portfolios. The Hanlon Sub-Advisory Agreement contained similar provisions, except the Hanlon Sub-Advisory Agreement permitted Hanlon to terminate the agreement upon 90 days’ written notice to the Adviser and the Portfolios and did not address termination by TAM.

Under the terms of the New Sub-Advisory Agreement, the Sub-Adviser furnishes continuous portfolio management services to the Portfolios, subject to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions contained in each Portfolio’s then current Prospectus and Statement of Additional Information. The Hanlon Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser is responsible for providing, among other things, investment advice to the Portfolios, subject to the supervision of the Board, with respect to such portion of the Portfolios’ assets as shall be allocated to the Sub-Adviser by the Adviser from time to time. The Hanlon Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser may place orders for the purchase and sale of portfolio securities with such broker-dealers who provide research and brokerage services to the Portfolios within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolios, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolios and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Hanlon Sub-Advisory Agreement contained similar provisions.

Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Portfolios, as principals or agents in making purchases or sales of securities or other property for the account of the Portfolios, nor will it purchase any securities from an underwriting or selling group in which it or its affiliates is participating, or arrange for purchases and sales of securities between the Portfolios and another account it or its affiliates advises, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Portfolios from time to time. The Hanlon Sub-Advisory Agreement contained similar provisions.

As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolios, as promptly as possible after the last day of each month, a fee, computed daily. The Hanlon Agreement contained similar provisions.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolios, provided that the Sub-Adviser is not protected against any liability to the Adviser or the Portfolios to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The Hanlon Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or the Trust or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolios’ securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with the Adviser or each Portfolio. In addition, the Sub-Adviser has the power to exercise rights, options, warrants, conversions privileges, and redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to the Adviser. With the exception of the provision relating to the power to exercise rights, options, warrants, conversions privileges, and redemption privileges, and to tender securities pursuant to a tender offer, the Hanlon Sub-Advisory Agreement contained similar provisions.

Under the New Sub-Advisory Agreement, the Sub-Adviser: (i) will notify TAM as soon as reasonably possible of any fair valuation recommendation that is applicable to the positions in TAM’s portfolio(s) based on the Subadviser’s internal pricing policy; (ii) will follow its internal pricing policy when valuing securities, which may utilize different sources than those used by TAM’s custodians; and (iii) will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Under the Hanlon Sub-Advisory Agreement, the sub-adviser was required to notify TAM promptly if the Sub-Adviser believed that Portfolios carrying value for a security did not represent the price that could be obtained for the security in a current market transaction, to be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

The New Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and the Adviser with all information and reports reasonably required by it and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Hanlon Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement contains representations from TAM regarding the Portfolios’ status as an institutional investor. The Hanlon Sub-Advisory Agreement had no such provisions.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The description of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

Portfolio Managers

Name/Year Joined Portfolio	Role	Employer	Positions Over Past Five Years
Vineer Bhansali/2012	Portfolio Manager	PIMCO	Portfolio Manager of the fund since 2012; Employee of PIMCO since 2000; Managing Director
Josh Thimons/2012	Portfolio Manager	PIMCO	Portfolio Manager of the fund since 2012; Employee of PIMCO since 2010; Executive Vice President; Prior to 2010, Managing Director, Royal Bank of Scotland since 2007

TAM Advisory Fees

Under the Advisory Agreement, each Portfolio pays the Adviser on an annual basis the following advisory fees:

Transamerica PIMCO Tactical – Balanced VP (f/k/a Transamerica Hanlon Balanced VP)

First $250 million	0.78%
$250 million up to $750 million	0.77%
$750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Transamerica PIMCO Tactical – Conservative VP ( f/k/a Transamerica Hanlon Growth and Income VP)

First $750 million	0.76%
$750 million up to $1.5 billion	0.75%
Over $1.5 billion	0.72%

Transamerica PIMCO Tactical – Growth VP (f/k/a Transamerica Hanlon Growth VP)

First $250 million	0.79%
$250 million up to $750 million	0.78%
$750 million up to $1.5 billion	0.76%
Over $1.5 billion	0.73%

Prior to September 17, 2012, the Portfolios paid the Adviser 0.90 % on the first $500 million, 0.875% on the next $500 million and 0.85% on assets over $1 billion of the Portfolios’ average daily net assets. The net assets are equal to the market value of each Portfolio. Fees are accrued daily and paid by the Portfolios monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the fiscal year ended December 31, 2011 were as follows after waivers and reimbursements.

Transamerica PIMCO Tactical – Balanced VP (f/k/a Transamerica Hanlon Balanced VP)	$688,958

Transamerica PIMCO Tactical – Conservative VP (f/k/a Transamerica Hanlon Growth and Income VP)	$455,316

Transamerica PIMCO Tactical – Growth VP (f/k/a Transamerica Hanlon Growth VP)	$460,415

As of the fiscal year ended December 31, 2011, the net assets for the Portfolios were as follows:

Transamerica PIMCO Tactical – Balanced VP (f/k/a Transamerica Hanlon Balanced VP)	$73,453,577

Transamerica PIMCO Tactical – Conservative VP (f/k/a Transamerica Hanlon Growth and Income VP)	$49,310,577

Transamerica PIMCO Tactical – Growth VP (f/k/a Transamerica Hanlon Growth VP)	$46,243,544

New Sub-Advisory Fees

Under the New Sub-Advisory Agreement, the Adviser (not the Portfolios) pays the Sub-Adviser for its services as a percentage of the Portfolios’ average daily net assets allocated to the Sub-Adviser as listed below:

First $750 million	0.36%
$750 million up to $1.5 billion	0.35%
Over $1.5 billion	0.32%

Fees are calculated daily at the annual rates from the fee schedule. Fees are calculated based on the combined average daily net assets of the three portfolios. The fees will be paid as promptly as possible after the last day of each month.

Prior Sub-Advisory Fees

Under the Hanlon Sub-Advisory Agreement, the Adviser (not the Portfolios) paid Hanlon for its services as a percentage of the Portfolios’ average daily net assets as listed below:

First $500 million	0.45%
Over $500 million to $1 billion	0.425%
Over $1 billion	0.40%

Fees paid to Hanlon on behalf of the Portfolios for services provided pursuant to the Hanlon Sub-Advisory Agreement for the fiscal year ended December 31, 2011 were as follows:

Transamerica PIMCO Tactical – Balanced VP (f/k/a Transamerica Hanlon Balanced VP)	$344,482

Transamerica PIMCO Tactical – Conservative VP (f/k/a Transamerica Hanlon Growth and Income VP)	$228,758

Transamerica PIMCO Tactical – Growth VP (f/k/a Transamerica Hanlon Growth VP)	$232,100

Fees that would have been payable to PIMCO for services provided pursuant to the PIMCO Sub-Advisory Agreement for the same period, had the New Sub-Advisory Agreement been in effect for such period instead of the Hanlon Sub-Advisory Agreement, would have been as follows:

Transamerica PIMCO Tactical – Balanced VP (f/k/a Transamerica Hanlon Balanced VP)	$275,585

Transamerica PIMCO Tactical – Conservative VP (f/k/a Transamerica Hanlon Growth and Income VP)	$183,007

Transamerica PIMCO Tactical – Growth VP (f/k/a Transamerica Hanlon Growth VP)	$185,680

Information Regarding the Sub-Adviser

PIMCO had approximately $1.82 trillion in assets under management as of June 30, 2012. PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by PIMCO Partners, LLC, a California limited liability company, and certain officers of PIMCO. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is wholly owned by Allianz SE. Allianz SE is a European-based, multi-national insurance and financial services holding company.

Management and Governance. Listed below are the names, positions and principal occupations of the executive committee members and principal executive officers of the Sub-Adviser as of July 31, 2012. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser, unless otherwise noted.

Name	Position with Pacific Investment Management Company LLC
Wendy Cupps	Managing Director, Product Management
Craig Dawson	Managing Director, Product Management
Mohamed El-Erian	Managing Director, Portfolio Management
William Gross	Managing Director, Portfolio Management
Brent Harris	Managing Director, Business Management
Doug Hodge	Managing Director, Business Management
Dan Ivascyn	Managing Director, Portfolio Management
Steve Rodosky	Managing Director, Portfolio Management

Management Activities. As of December 31, 2011, the Sub-Adviser did not act as investment adviser for any registered investment companies with investment objectives similar to any of the Portfolios.

Evaluation by the Board

At a meeting of the Board held on June 14, 2012, the Board considered the termination of Hanlon as sub-adviser to the Portfolios and approval of a New Sub-Advisory Agreement for the Portfolios between TAM and PIMCO, the Portfolios’ proposed new sub-adviser.

Following their review and consideration, the Trustees determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of Hanlon as sub-adviser to the Portfolios and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolios and their shareholders. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for an initial two-year period, and authorized TAM to terminate the sub-advisory agreement with Hanlon.

To assist the Trustees in their consideration of the New Sub-Advisory Agreement, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of PIMCO is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and their shareholders, including compliance services;

(b)	that PIMCO is an experienced and respected asset management firm and that PIMCO has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios;

(c)	the proposed responsibilities of PIMCO for the Portfolios and the services expected to be provided by it;

(d)	the fact that the sub-advisory fee payable to PIMCO would be paid by TAM and not the Portfolios;

(e)

that the management fee rates paid by the Portfolios would be reduced in connection with the sub-adviser change, and that the sub-advisory fee to be paid by TAM to PIMCO is reasonable in light of the services to be provided; and

(f)

that TAM recommended to the Board that PIMCO be appointed as sub-adviser to the Portfolios based on its desire to engage an established sub-adviser with experience managing equity, fixed income and risk hedging strategies.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by PIMCO under the New Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and PIMCO as to the operations, facilities, organization and personnel of PIMCO, the anticipated ability of PIMCO to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolios. The Board considered the proposed changes to the Portfolios’ investment objectives, principal investment strategies and benchmarks, as well as the change to the Portfolios’ names. The Board considered that TAM has advised the Board that the appointment of PIMCO is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolios and their shareholders, including compliance services. The Board considered that PIMCO is an experienced and respected asset management firm and that TAM believes that PIMCO has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that PIMCO can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that PIMCO’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolios.

Investment Performance

It was noted that there was no historical performance for the Board to review, as the strategy to be followed by PIMCO in providing services to the Portfolios is not currently being offered. However, the Board was provided with performance data for the strategy, based on backtesting, against the current Portfolios. The Board noted that the data indicated that the performance of the strategy would have compared favorably to the Portfolios for the 1-, 2- and 3-year periods (annualized) ended April 30, 2012. The Board further noted that TAM believes that the appointment of PIMCO could benefit shareholders by offering them the potential for improved performance based on the historical comparisons, but were unable to predict what effect execution of the New Sub-Advisory Agreement would actually have on the future performance of the Portfolios.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by PIMCO, the Board concluded that PIMCO is capable of generating a level of investment performance that is appropriate in light of the Portfolios’ investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee rates under the New Sub-Advisory Agreement, including the change in the portion of the Portfolios’ management fees retained by TAM following payment of the sub-advisory fees that would result from implementation of the New Sub-Advisory Agreement. The Board noted that the advisory fee rates payable by the Portfolios would be reduced in connection with the sub-adviser change, which would benefit the Portfolios and their shareholders. The Board also noted that the Portfolios do not pay the sub-advisory fees. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fees to be received by PIMCO under the New Sub-Advisory Agreement are reasonable in light of the services to be provided.

With respect to PIMCO’s costs and profitability in providing services to the Portfolios, the Board noted that the sub-advisory fee rate is the product of arm’s-length negotiation between TAM and PIMCO. As a result, the Board did not consider PIMCO’s anticipated profitability as material to its decision to approve the New Sub-Advisory Agreement.

Economies of Scale

The Board considered the sub-advisory fee schedules and the existence of breakpoints, noting that the management fee breakpoint structure would be revised in connection with the sub-adviser change. The Trustees concluded that they would have the opportunity to periodically reexamine whether the Portfolios had achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to PIMCO, in the future.

Fall-Out Benefits

The Board considered any other benefits to be derived by PIMCO from its relationship with the Portfolios. The Board noted that TAM would not realize soft dollar benefits from its relationship with PIMCO, and that PIMCO may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Board also noted that Transamerica Capital Management, an affiliate of TAM, would derive a benefit from the Portfolios’ operation in accordance with the revised investment strategies, as proposed, given that it would be required to hedge less risk outside of the Portfolios in connection with guarantees that the Transamerica insurance companies offer within variable annuities. The Board also noted, however, that the revised strategies would at the same time provide a benefit to investors by allowing them to benefit from the equity markets’ upswings while providing downside protection.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement is in the best interests of the Portfolios and their shareholders and voted to approve the New Sub-Advisory Agreement.

ADDITIONAL INFORMATION

TAM, the Trust’s investment adviser, and Transamerica Fund Services, Inc., the Trust’s transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trust’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

As of September 17, 2012, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolios.

As of September 17, 2012, the following persons owned of record 5% or more of the outstanding interests in the Portfolios:

Transamerica PIMCO Tactical – Balanced VP (formerly, Transamerica Hanlon Balanced VP)
Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	402,158.503	Initial	56.86%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	2,339,189.074	Service	47.34%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	266,066.546	Initial	37.62%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	1,388,678.693	Service	28.10%
TCM Division Transamerica Life Insurance Company Transamerica Freedom VA 570 Carillon Parkway St Petersburg FL 33716-1294	358,668.934	Service	7.26%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	288,179.153	Service	5.83%

Transamerica PIMCO Tactical – Conservative VP (formerly, Transamerica Hanlon Growth and Income VP)
Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	1,746,014.283	Service	51.35%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	678,439.047	Initial	51.07%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	591,142.446	Initial	44.50%
TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	758,306.695	Service	22.30%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	591,752.958	Service	17.40%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	1,746,014.283	Service	51.35%

Transamerica PIMCO Tactical – Growth VP (formerly, Transamerica Hanlon Growth VP)
Name of Shareholder	Amount of Beneficial Ownership	Class	Percent
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class A 570 Carillon Parkway St Petersburg FL 33716-1294	545,086.717	Initial	55.24%
TCM Division Transamerica Life Insurance Company Transamerica Landmark VA 570 Carillon Parkway St Petersburg FL 33716-1294	1,637,153.835	Service	47.00%
AEGON Financial Partners - Florida Western Reserve Life Assurance Co Life WRL Acct A - Class B 570 Carillon Parkway St Petersburg FL 33716-1294	409,336.785	Initial	41.48%

TCM Division Transamerica Life Insurance Company Transamerica Liberty 570 Carillon Parkway St Petersburg FL 33716-1294	797,460.355	Service	22.90%
TCM Division Transamerica Life Insurance Company Transamerica Extra VA 570 Carillon Parkway St Petersburg FL 33716-1294	314,588.050	Service	9.03%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Series Trust

Dennis P. Gallagher
Vice President, General Counsel and Secretary

December 10, 2012

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This Agreement, entered into as of May 1, 2011 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Pacific Investment Management Company LLC, a limited liability company, organized and existing under the laws of the State of Delaware (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, as amended, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation, including, without limitation, agreements relating to swaps, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided, that, upon the prior written request of TAM and so long as the Subadviser and TAM have entered into a confidentiality and non-disclosure agreement effective as of the date of such request, the Subadviser shall provide TAM with template forms of such documentation entered into by the Subadviser on behalf of the Fund), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Subadviser herein, to: (i) enter into agreements and execute any documents (e.g. any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to meet the obligations of the Fund with respect to any investments made for the Funds’ Allocated Assets. Such documentation includes but may not be limited to any market and/or industry standard documentation and the standard representations contained therein; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund, specifically, the Subadviser further shall have the authority to instruct the custodian to: (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Fund’s Prospectus and Statement of Additional Information. The Subadviser shall not have the authority to cause TAM to deliver securities or other property, or pay cash to Subadviser other than payment of the management fee provided for in this Agreement. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Subadviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by TAM or chosen by the Subadviser with reasonable care.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. Further, the Subadviser shall have the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer.

(e)	The Subadviser will notify TAM as soon as reasonably possible of any fair valuation recommendation that is applicable to the positions in TAM’s portfolio(s) based on the Subadviser’s internal pricing policy. The Subadviser will follow its internal pricing policy when valuing securities, which may utilize different sources than those used by TAM’s custodians. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Notwithstanding any other provision to the contrary, the Subadviser shall have no obligation to perform the following services or to have employees of the Subadviser perform the following roles, as applicable: (a) shareholder services or support functions, such as responding to shareholders’ questions about TAM or its investments or strategies; (b) providing employees of the Subadviser to serve as officers of TAM; or (c) providing employees of the Subadviser to serve as TAM’s Chief Compliance Officer and associated staff.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. Notwithstanding anything herein to the contrary, including any fee waivers agreed to by TAM with respect to the Fund, the Subadviser will be paid at the fee rates described in Schedule A. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon 60 days’ advance written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreements only upon giving 60 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall immediately cease to use the Subadviser’s name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Subadviser or any of its affiliates unless applicable regulatory requirements prohibit the Trust or TAM from immediately ceasing to do so.

11. Liability of the Subadviser; Indemnification. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be subject to any liability for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

The Subadviser shall indemnify and hold harmless TAM, the Fund and its officers, directors, employees and agents (each such person, a “TAM Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) (“Losses”) incurred in connection with any threatened, pending or current third party action, suit, proceeding or claim by reason of the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; provided, however, that the Subadviser’s obligation under this Section 11 shall be reduced to the extent that Losses experienced by TAM, are caused by or are otherwise directly related to a TAM Indemnified Person’s own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its obligations and duties under this Agreement.

TAM shall indemnify and hold harmless the Subadviser, its affiliates and its and their respective officers, directors, employees and agents (each such person, a “Subadviser Indemnified Person”) from and against any Losses incurred in connection with any threatened, pending or current third party action, suit, proceeding or claim by reason of Subadviser’s performance of duties under this Agreement; provided, however, that TAM’s obligation under this Section 11 shall be reduced to the extent that the Losses experienced by the Subadviser, are caused by or are otherwise directly related to a Subadviser Indemnified Person’s own willful misfeasance, bad faith or gross negligence in the performance of its duties, or to the reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither TAM nor the Subadviser will be liable for any indirect, special, incidental or consequential damages.

12. Representations of Transamerica Asset Management, Inc. Transamerica Asset Management, Inc. represents and warrants that:

(a) The Trust is and will continue to be the owner of all assets for which TAM delegates investment discretion to the Subadviser from time to time, and there are and will continue to be no restrictions on the pledge, hypothecation, transfer, sale or public distribution of such assets. All cash and the indicia of ownership of all other investments shall be held by the Funds’ custodian bank. The Subadviser shall not be liable for any act or omission of such custodian bank.

(b) TAM has the authority to enter into and perform the services contemplated by this Agreement.

(c) The Fund is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and TAM will promptly notify the Subadviser if the Fund ceases to be a QIB.

(d) The Fund is a “qualified eligible person” (“QEP”) as defined in Commodity Futures Trading Commission Rule 4.7 (“CFTC Rule 4.7”), will promptly notify the Subadviser if the Fund ceases to be a QEP, and hereby consents to be treated as an “exempt account” under CFTC Rule 4.7.

(e) The assets in the Fund are free from all liens and charges, and TAM undertakes that no liens or charges will arise from the act or omissions of the Board or TAM which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Fund’s Prospectus and Statement of Additional Information.

(f) TAM has received a copy of Part 2 of the Subadviser’s Form ADV.

(g) The Subadviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Board or TAM by any one or more of those persons designated as representatives of TAM and/or the Fund whose names, titles and specimen signatures appear in Schedule B attached hereto. The Board or TAM shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust and/or the Fund. The Board or TAM may amend such Schedule B from time to time by written notice to the Subadviser. The Subadviser shall continue to rely upon these instructions until notified by the Board or TAM to the contrary.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request; provided, however that the Subadviser may, at its own expense, make and retain a copy of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by electronic mail, registered mail, postage prepaid, (1) to TAM at 570 Carillon Parkway, St. Petersburg, FL 33716-1202, Attention: Dennis P. Gallagher; or (2) to the Subadviser at 840 Newport Center, Newport Beach, CA 92660, Attention: General Counsel (IMANotices@pimco.com); with a copy to Joseph Fournier, Account Manager via electronic mail at Joe.Fournier@pimco.com.

19. Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Thomas J. Otterbein
Name:	Thomas J. Otterbein
Title:	Managing Director

SCHEDULE A

The following fee schedule shall apply to Transamerica PIMCO Real Return TIPS VP paid monthly in arrears based on the average daily net assets as reported by the Investment Adviser.

Portfolio	Subadviser Compensation	Effective Date
Transamerica PIMCO Real Return TIPS VP

0.25% of the Fund’s average daily net assets on the first $1billion.

0.20% of the Fund’s average daily net assets thereafter.

The calculation of Subadviser compensation will be based on the combined average daily net assets of Transamerica PIMCO Real Return TIPS VP and Transamerica PIMCO Real Return TIPS, a separate series of Transamerica Funds.

05/01/2011

SCHEDULE B

[Listing of designated representatives to be inserted/attached]

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

THIS AMENDMENT is made as of September 17, 2012, to the Sub-Advisory Agreement dated as of May 1, 2011 (the “Agreement”) between Transamerica Asset Management, Inc. and Pacific Investment Management Company LLC.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

SCHEDULE A

Portfolio	Sub-adviser Compensation*	Effective Date
Transamerica PIMCO Real Return TIPS VP	0.25% of the first $1billion 0.20% over $1 billion**	May 1, 2011
Transamerica PIMCO Tactical – Balanced VP	0.36% of the first $750 million; 0.35% over $750 million up to $1.5 billion; 0.32% in excess of $1.5 billion***	September 17, 2012
Transamerica PIMCO Tactical – Conservative VP	0.36% of the first $750 million; 0.35% over $750 million up to $1.5 billion; 0.32% in excess of $1.5 billion***	September 17, 2012
Transamerica PIMCO Tactical – Growth VP	0.36% of the first $750 million; 0.35% over $750 million up to $1.5 billion; 0.32% in excess of $1.5 billion***	September 17, 2012

*	As a percentage of average daily net assets on an annual basis.
**

The calculation of Sub-adviser Compensation will be based on the combined average daily net assets of Transamerica PIMCO Real Return TIPS VP and Transamerica PIMCO Real Return TIPS, a separate series of Transamerica Funds.

***

The calculation of Sub-adviser Compensation will be based on the combined average daily net assets of Transamerica PIMCO Tactical – Balanced VP, Transamerica PIMCO Tactical – Conservative VP and Transamerica PIMCO Tactical – Growth VP.

In all other respects, the Agreement dated as of May 1, 2011 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of September 17, 2012.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent L. Holden
Name:	Brent L. Holden
Title:	Managing Director

TRANSAMERICA PIMCO TACTICAL – BALANCED VP

(FORMERLY, TRANSAMERICA HANLON BALANCED VP)

TRANSAMERICA PIMCO TACTICAL – CONSERVATIVE VP

(FORMERLY, TRANSAMERICA HANLON GROWTH AND INCOME VP)

TRANSAMERICA PIMCO TACTICAL – GROWTH VP

(FORMERLY, TRANSAMERICA HANLON GROWTH VP)

each a series of Transamerica Series Trust

570 Carillon Parkway

St. Petersburg, FL 33716

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica PIMCO Tactical – Balanced VP (formerly, Transamerica Hanlon Balanced VP), Transamerica PIMCO Tactical – Conservative VP (formerly, Transamerica Hanlon Growth and Income VP) and Transamerica PIMCO Tactical – Growth VP (formerly Transamerica Hanlon Growth VP) (referred to as the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to each of the Portfolios. Specifically, the Board of Trustees of the Portfolios has approved a new sub-advisory agreement on behalf of each of the Portfolios between Transamerica Asset Management, Inc. (“TAM”) and a new sub-adviser, Pacific Investment Management Company LLC. The new sub-adviser took over day-to-day management of the Portfolios on September 17, 2012.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolios’ website at http://www.transamericaseriestrust.com/pdf/2012/Info-Statement-Sept-2012.pdf until at least April 11, 2013. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting your Portfolio at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.